Exhibit 32.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, John Vogel, Chief Executive Officer and President (principal executive officer) and I, Robert Scherne, Chief Financial Officer (principal financial officer) of International Imaging Systems, Inc. (the "Registrant"), each certify to the best of our knowledge, based upon a review of the Annual Report on Form 10-KSB for the year ended December 31, 2006 (the "Report") of the Registrant, that:

(1)  the Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;
and

(2)  the information contained in the Report, fairly presents, in all material respects, the financial condition and results of
operations of the   Registrant.


Date: March 7, 2007           By: /s/ John Vogel
                                  -------------------------
                                  John Vogel
                                  Chief Executive Officer
                                  and President

                              By: /s/ Robert Scherne
                                  -------------------------
                                  Robert Scherne
                                  Chief Financial Officer